UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2021

LiqTech International, Inc.
(Exact name of registrant as specified in charter)

Nevada	001-36210	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Industriparken 22C, 2750 Ballerup, Denmark
(Address of principal executive offices)

+45 3131 5941
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LIQT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

525 Lingang South Road Lease Agreement

On September 23, 2021, LiqTech International, Inc., a Nevada corporation (the “Company”), entered into a Lease Agreement (the “Lease Agreement”) through its wholly-owned subsidiary LiqTech Emission Control A/S (“Liqtech EC”), effective September 1, 2021, for a minimum term of eight years, and thereafter renewable upon six months’ notice, with Plainvim (Taicang) Industrial Park Co., Ltd., a company organized under the laws of the Republic of China (the “Landlord”), pursuant to which Liqtech EC agreed to lease from the Landlord the 8,524 square meter property currently under construction and located at No. 525, Lingang South Road, Yuewang, Shaxi Town, Taicang City, Jiangsu Province, China (the “China Premises”).

The China Premises will be used primarily for the production, warehousing and storage of filtration supplies, products, and equipment and for ancillary office purposes. From September 1, 2021 to August 31, 2025, the monthly base rent due under the Lease Agreement, applicable taxes included, will be RMB 30 Yuan per square meter with an additional property management fee of RMB 2 Yuan per square meter. From September 1, 2025 to August 31, 2029 the monthly base rent due under the Lease Agreement, applicable taxes included, will be RMB 33.6 Yuan per square meter with an additional property management fee of RMB 2.24 Yuan per square meter. The parties agreed to a preferential rental period to take place from September 1, 2021 to June 30, 2022, during which the applicable monthly base rent due to the Landlord will be reduced by fifty percent (50%).

The above description of the Lease Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Lease Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description

10.1	Lease Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.

Date: September 28, 2021	/s/ Claus Toftegaard
Claus Toftegaard
Chief Financial Officer